Statement of Additional Information Supplement

John Hancock Bond Trust	John Hancock Sovereign Bond Fund
John Hancock California Tax-Free Income Fund	John Hancock Strategic Series
John Hancock Municipal Securities Trust

Supplement dated February 4, 2022 to the current Statement of Additional Information (the SAI), as may be supplemented

Effective as of February 4, 2022, the “First Year Broker or Other Selling Firm Compensation” chart in the “SALES COMPENSATION” section of the SAI is amended and restated in its entirety as follows:

First Year Broker or Other Selling Firm Compensation

	Investor pays sales charge (% of offering price)[1]	Selling Firm receives commission[2]	Selling Firm receives Rule 12b-1 service fee	Total Selling Firm compensation[3,4,5]
Class A investments (each fund other than Short Duration Bond Fund and the Tax-Free Funds)[5]
Up to $99,999	4.00%	3.50%	0.25%	3.75%
$100,000 - $249,999	3.50%	3.00%	0.25%	3.25%
$250,000 - $499,999	2.50%	2.05%	0.25%	2.30%
$500,000 - $999,999	2.00%	1.75%	0.25%	2.00%
Class A investments (Short Duration Bond Fund)[5]
Up to $99,999	2.25%	2.00%	0.25%	2.25%
$100,000 - $249,999	2.00%	1.50%	0.25%	1.75%
$250,000 - $9,999,999	—	0.25%	0.25%	0.50%
Class A investments (Tax-Free Funds)[5]
Up to $99,999	4.00%	3.50%	0.15%	3.65%
$100,000 - $249,999	3.50%	3.00%	0.15%	3.15%
$250,000 - $499,999	2.50%	2.05%	0.15%	2.20%
$500,000 - $999,999	2.00%	1.75%	0.15%	1.90%
Investments of Class A shares of $1 million or more (each fund except the Tax-Free Funds and Short Duration Bond Fund)[6]
$1,000,000 - $4,999,999	—	0.75%	0.25%	1.00%
$5,000,000 - $9,999,999	—	0.25%	0.25%	0.50%
$10,000,000 and over	—	—	0.25%	0.25%
Investments of Class A shares of $1 million or more (Tax-Free Funds)[6]
$1,000,000 - $4,999,999	—	0.85%	0.15%	1.00%
$5,000,000 - $9,999,999	—	0.35%	0.15%	0.50%
$10,000,000 and over	—	0.10%	0.15%	0.25%
Investments of Class A shares of $10 million or more (Short Duration Bond Fund)[6]
$10,000,000 and over	—	—	0.25%	0.25%

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

	Investor pays sales charge (% of offering price)[1]	Selling Firm receives commission[2]	Selling Firm receives Rule 12b-1 service fee	Total Selling Firm compensation[3,4,5]
Class C investments (each fund other than the Tax-Free Funds)[7] All Amounts	—	0.75%	0.25%	1.00%
Class C investments (Tax-Free Funds)[7] All Amounts	—	0.75%	0.15%	0.90%
Class R2 investments[5] All Amounts	—	0.00%	0.25%	0.25%
Class R4 investments[5] All Amounts	—	0.00%	0.15%	0.15%
Class R5 investments All Amounts	—	0.00%	0.00%	0.00%
Class R6 investments All Amounts	—	0.00%	0.00%	0.00%
Class I investments[8] All Amounts	—	0.00%	0.00%	0.00%

1 See “Sales Charges on Class A and Class C Shares” for discussion on how to qualify for a reduced sales charge. The Distributor may take recent redemptions into account in determining if an investment qualifies as a new investment.

2 For Class A investments under $1 million ($250,000 on Short Duration Bond Fund), a portion of the Selling Firm’s commission is paid out of the front-end sales charge.

3 Selling Firm commission, Rule 12b-1 service fee, and any underwriter fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages due to rounding, when combined using simple addition.

4 The Distributor retains the balance.

5 For purchases of Class A, Class R2, and Class R4 shares, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee paid monthly in arrears. See “Distribution Agreements” for a description of Class A, Class R2, Class R4, and Class R5 Service Plan charges and payments.

6 Certain retirement platforms may invest in Class A shares without being subject to sales charges. Purchases via these platforms may pay a commission from the first dollar invested. Additionally, commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. In both cases, the Selling Firm receives Rule 12b-1 fees in the first year as a percentage of the amount invested. After the first year, the Selling Firm receives Rule 12b-1 fees as a percentage of average daily net eligible assets paid monthly in arrears.

7 For Class C shares, the Selling Firm receives Rule 12b-1 fees in the first year as a percentage of the amount invested. After the first year, the Selling Firm receives Rule 12b-1 fees as a percentage of average daily net eligible assets paid monthly in arrears.

8 The Distributor may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the funds. This payment may be up to 0.15% of the amount invested.

You should read this supplement in conjunction with the SAI and retain it for your future reference.